UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

Deutsche Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2014

Annual Report

to Shareholders

Deutsche Strategic Government Securities Fund

(formerly DWS Strategic Government Securities Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
25 Statement of Assets and Liabilities
27 Statement of Operations
29 Statement of Changes in Net Assets
30 Financial Highlights
35 Notes to Financial Statements
51 Report of Independent Registered Public Accounting Firm
52 Information About Your Fund's Expenses
53 Tax Information
54 Advisory Agreement Board Considerations and Fee Evaluation
59 Board Members and Officers
64 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its interest-rate strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the interest rate strategy depends, in part, on the effectiveness and implementation of portfolio management’s proprietary models. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

For the 12 months ended October 31, 2014, Deutsche Strategic Government Securities Fund posted a 4.66% total return, compared with the 4.00% return of its benchmark, the Barclays GNMA Index. At the close of the period, the fund's duration (a measure of interest rate sensitivity based on when investors can expect payments of principal and interest from a bond) stood at 4.6 years, compared with 5.0 years for the Barclays GNMA Index.

GNMA securities in a nutshell
Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the U.S. government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowners' mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

GNMA investors pay close attention to the direction of interest rates, as falling rates can lead to increased prepayments on underlying loans, while rising rates can lower prepayments and extend the expected duration of existing issues. As 2013 drew to a close, positive economic data and optimism over budget talks led rates to trend upward, and the consensus entering the new year was that the risks were mostly on the upside with respect to the direction of interest rates.

"Residential mortgage-backed issues benefited from the relatively gradual pace of interest-rate declines and continued modest prepayment expectations."

However, rates would in fact drift down in early 2014 as slowing data coming from China raised concerns over the impact on emerging markets. Rates would subsequently trade within a fairly narrow band for some period as markets attempted to evaluate the extent to which the harsh winter explained a softening in U.S. economic data and kept a wary eye on developments in the Ukraine. For the most part, credit sentiment remained sanguine as the consensus was that the economy would rebound after the winter lull and indications from the U.S. Federal Reserve Board (the Fed) were that it was in no rush to raise short-term rates subsequent to ending its purchases of longer-term bonds.

As the period progressed, there was ongoing volatility, largely related to geopolitical concerns around Ukraine and Israel. The Fed continued to backstop conditions by emphasizing employment-related considerations over any need to curtail potential inflation risk. The latter part of the period saw increasing fears of deflation globally, in particular with respect to Europe but also Japan.

U.S. Treasury yields ended the period somewhat higher on short-term maturities while declining farther out along the yield curve. Specifically, the two-year yield rose from 0.31% to 0.50% and the five-year from 1.31% to 1.62%, while the 10-year declined from 2.57% to 2.36% and the 30-year from 3.63% to 3.07%.

Performance for GNMAs was positive and exceeded that for comparable maturity U.S. Treasuries over the 12 months ending October 31, 2014. Residential mortgage-backed issues benefited from the relatively gradual pace of interest-rate declines and continued modest prepayment expectations for underlying mortgage pools.

Positive and Negative Contributors to Performance

For much of the period ending October 31, 2014, the fund was positioned with an overall duration and interest-rate sensitivity above that of the benchmark. In particular, we held securities that were structured to maintain their cash flows in a declining rate environment. This stance was based on mixed economic data and the Fed's messaging that there was no urgency to begin raising interest rates given below-target inflation and a continued subpar employment picture. This positioning added to relative returns as rates declined over the 12 months. Late in the period, the fund's overweight duration stance was reduced and duration was below that of the benchmark at period end.

We have maintained a position in higher-coupon pools where we have reason to believe prepayments will remain modest. Most of our higher-coupon weighting is in "seasoned" (older than three years) GNMAs, many with lower average loan balances than the index. These holdings have experienced relatively low prepayments while adding to the fund's income vs. lower coupons.

The fund has held a position in interest-only mortgage-backed securities designed to help protect against a potential rise in rates. These issues carry higher yields in order to compensate for the fact that their value is completely dependent on the anticipated stream of income rather than any principal to be returned. This position added to relative performance as prepayments remained low during the period.

Finally, our ongoing forward purchases of "to-be-announced" mortgage pools added to the fund's total return.

On the downside, we had avoided many of the more recently issued mortgage pools with very low overall coupons, as we believed they would perform poorly as the Fed reduced and eventually ended its purchases. In addition, these pools are relatively long duration due to their lower vulnerability to prepayments, and we expect them to suffer as rate levels eventually rise and investors move to shorter-duration instruments with higher coupons. This positioning hurt performance for the period, as rates declined, benefiting longer-duration issues.

Throughout the period, we used derivative positions to hedge against potential adverse interest rate movements on portfolio assets. In addition, the fund employs an interest rate strategy to identify interest rate trends using derivatives. This strategy contributed to returns during the period.

Outlook and Positioning

The fund is currently positioned for a somewhat range-bound rate environment, with a relatively neutral duration stance and an overall emphasis on earning incremental income. Still, we would not be surprised to see rates break out on the upside over the longer term and we are taking care to keep enough liquidity in the fund to reposition fairly quickly. In the short term, with concern building over possible deflation globally, we could see further rate declines.

We continue to hold a substantial allocation in higher-coupon, seasoned mortgage pools. However, we have been looking to sell more fully valued positions in this category while balancing overall portfolio risks by adding to the fund's lower-coupon MBS position. We are more cautious with respect to interest-only exposure given recent strong performance there. Overall, we are seeking to maintain a fairly neutral posture and strong liquidity to allow the Fund to adapt to changing conditions.

Portfolio Manager

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2002.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

Scott Agi, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimeSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.

— Sector Manager for Mortgage Backed Securities: New York.

— BS in Finance, Albright College; CFA Charterholder.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The unmanaged Barclays GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Duration — a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Performance Summary October 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	4.66%	3.17%	4.13%
Adjusted for the Maximum Sales Charge (max 2.75% load)	1.78%	2.60%	3.84%
Barclays GNMA Index†	4.00%	3.92%	4.83%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	3.73%	2.27%	3.20%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	0.73%	2.10%	3.20%
Barclays GNMA Index†	4.00%	3.92%	4.83%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	3.73%	2.38%	3.30%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.73%	2.38%	3.30%
Barclays GNMA Index†	4.00%	3.92%	4.83%
Class S	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/14
No Sales Charges	4.82%	3.33%	4.45%
Barclays GNMA Index†	4.00%	3.92%	4.98%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
No Sales Charges	4.87%	3.39%	4.34%
Barclays GNMA Index†	4.00%	3.92%	4.83%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2014 are 0.81%, 1.76%, 1.57%, 0.68% and 0.61% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class S shares commenced operations on August 1, 2005. The performance shown for the index is for the time period of July 31, 2005 through October 31, 2014, which is based on the performance period of the life of Class S.

† The unmanaged Barclays GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/14	$8.31	$8.31	$8.32	$8.31	$8.29
10/31/13	$8.21	$8.21	$8.22	$8.21	$8.18
Distribution Information as of 10/31/14
Income Dividends, Twelve Months	$.28	$.20	$.21	$.29	$.29
October Income Dividend	$.0231	$.0172	$.0175	$.0243	$.0244
SEC 30-day Yield‡‡	2.44%	1.69%	1.71%	2.65%	2.73%
Current Annualized Distribution Rate‡‡	3.34%	2.48%	2.52%	3.51%	3.53%

‡‡ The SEC yield is net investment income per share earned over the month ended October 31, 2014, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.66% and 2.61% for Class B and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.45% and 3.47% for Class B and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2014
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 83.7%
Federal Home Loan Mortgage Corp., 7.0%, 10/1/2038	408,569	463,837
Federal National Mortgage Association:
4.0%, with various maturities from 9/1/2040 until 2/1/2042 (a)	1,237,762	1,319,617
4.5%, 2/1/2040 (a)	17,500,000	18,927,352
Government National Mortgage Association:
3.0%, with various maturities from 9/15/2042 until 10/20/2044	33,103,996	33,793,273
3.5%, with various maturities from 1/15/2042 until 7/20/2044 (a)	256,281,984	268,143,913
4.0%, with various maturities from 8/20/2030 until 7/20/2044 (a)	138,165,907	148,255,655
4.49%, 6/15/2041	1,228,092	1,345,705
4.5%, with various maturities from 6/20/2033 until 12/15/2041	108,110,856	118,488,046
4.55%, 1/15/2041	2,929,325	3,218,036
5.0%, with various maturities from 3/20/2029 until 7/20/2041	139,715,102	154,946,503
5.5%, with various maturities from 12/15/2024 until 5/20/2041	133,679,889	150,098,455
6.0%, with various maturities from 11/15/2028 until 2/20/2039	95,233,634	108,692,199
6.5%, with various maturities from 6/20/2032 until 3/20/2039	17,532,652	19,941,443
7.0%, with various maturities from 9/15/2035 until 2/15/2039	4,186,933	4,868,098
7.5%, with various maturities from 1/20/2027 until 6/20/2031	8,399	9,932
Total Mortgage-Backed Securities Pass-Throughs (Cost $1,009,040,609)		1,032,512,064

Collateralized Mortgage Obligations 22.7%
Fannie Mae Whole Loan, "IO2", Series 2007-W8, Interest Only, 6.0%, 9/25/2037	572,056	72,332
Federal Home Loan Mortgage Corp.:
"EA", Series 2530, Principal Only, Zero Coupon, 1/15/2032	427,956	385,480
"CO", Series 3820, Principal Only, Zero Coupon, 3/15/2041	5,986,219	4,842,623
"PT", Series 3586, 2.21%*, 2/15/2038	3,269,611	3,120,151
"JZ", Series 4288, 2.5%, 3/15/2041	2,459,438	2,218,899
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	1,204,827	89,088
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	11,323,394	1,074,374
"DI", Series 3952, Interest Only, 3.0%, 11/15/2025	1,898,988	176,936
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	2,483,355	231,273
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	2,153,240	197,765
"GI", Series 3985, Interest Only, 3.0%, 10/15/2026	1,248,858	126,558
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	1,772,400	181,610
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027	7,083,870	929,621
"PZ", Series 4094, 3.0%, 8/15/2042	6,736,998	6,073,163
"CZ", Series 4113, 3.0%, 9/15/2042	2,617,912	2,448,530
"ZP", Series 4181, 3.0%, 3/15/2043	1,717,541	1,678,038
"GZ", Series 4184, 3.0%, 3/15/2043	2,337,652	2,171,677
"JZ", Series 4283, 3.0%, 12/15/2043	1,283,504	1,294,077
"VZ", Series 4303, 3.5%, 8/15/2042	3,070,719	2,964,005
"NZ", Series 4178, 3.5%, 3/15/2043	2,654,951	2,574,423
"DZ", Series 4199, 3.5%, 5/15/2043	7,355,301	7,195,798
"ZG", Series 4213, 3.5%, 6/15/2043	3,922,514	3,894,954
"ZK", Series 4293, 3.5%, 6/15/2043	5,132,792	4,894,495
"ZC", Series 4158, 4.0%, 1/15/2043	4,168,408	4,187,979
"VZ", Series 4212, 4.0%, 6/15/2043	14,933,982	14,786,929
"KZ", Series 4328, 4.0%, 4/15/2044	3,800,620	3,887,379
"UZ", Series 4341, 4.0%, 5/15/2044	5,592,280	5,652,997
"UZ", Series 4339, 4.0%, 2/15/2054	3,920,143	4,047,040
"UA", Series 4298, 4.0%, 2/15/2054	5,877,203	6,018,556
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023	825,411	26,943
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038	10,382,213	1,247,553
"57", Series 256, Interest Only, 5.0%, 3/15/2023	956,463	84,181
"SY", Series 3035, Interest Only, 5.947%*, 9/15/2035	984,132	156,986
"IO", Series 2580, Interest Only, 6.0%, 3/15/2033	363,956	77,791
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	1,978,534	277,041
"SG", Series 3033, Interest Only, 6.497%*, 9/15/2035	1,240,224	233,244
"A", Series 172, Interest Only, 6.5%, 1/1/2024	151,836	28,113
"JS", Series 3572, Interest Only, 6.647%*, 9/15/2039	1,936,156	300,654
"SB", Series 2742, Interest Only, 6.847%*, 1/15/2019	1,137,974	99,904
"SN", Series 3175, Interest Only, 6.997%*, 6/15/2036	2,883,058	497,339
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/25/2017	243	240
"ZC", Series 2012-134, 2.5%, 12/25/2042	8,141,529	6,708,869
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	2,051,052	195,374
"LA", Series 2013-30, 3.0%, 3/25/2043	2,000,000	1,941,452
"PU", Series 2013-30, 3.0%, 4/25/2043	9,139,291	8,264,561
"Z", Series 2013-44, 3.0%, 5/25/2043	2,746,961	2,621,903
"DZ", Series 2013-136, 3.0%, 1/25/2044	10,252,831	8,914,866
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	3,264,937	225,767
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	5,036,763	333,573
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043	7,299,424	1,616,790
"LZ", Series 2013-6, 3.5%, 2/25/2043	779,230	720,194
"ZN", Series 2013-54, 3.5%, 6/25/2043	6,686,123	6,477,887
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025	1,906,269	133,828
"ZB", Series 2010-136, 4.0%, 12/25/2040	3,044,345	3,139,550
"ZM", Series 2012-63, 4.0%, 6/25/2042	1,318,264	1,327,599
"AZ", Series 2013-133, 4.0%, 1/25/2044	6,203,027	6,510,198
"25", Series 351, Interest Only, 4.5%, 5/25/2019	1,020,210	73,778
"AI", Series 2011-24, Interest Only, 4.5%, 8/25/2024	632,475	13,241
"CZ", Series 2011-99, 4.5%, 10/25/2041	12,633,926	14,367,732
"ZP", Series 2011-123, 4.5%, 12/25/2041	2,960,510	3,282,327
"21", Series 334, Interest Only, 5.0%, 3/25/2018	1,013,310	60,895
"20", Series 334, Interest Only, 5.0%, 3/25/2018	799,338	49,033
''23", Series 339, Interest Only, 5.0%, 6/25/2018	775,303	48,763
"27", Series 351, Interest Only, 5.0%, 4/25/2019	915,929	72,456
"26", Series 381, Interest Only, 5.0%, 12/25/2020	223,338	20,112
"ZA", Series 2008-24, 5.0%, 4/25/2038	17,360,742	19,148,480
"KT", Series 2007-32, 5.5%, 4/25/2037	852,518	943,064
"PJ", Series 2004-46, Interest Only, 5.848%*, 3/25/2034	2,288,820	298,642
"HS", Series 2009-87, Interest Only, 5.998%*, 11/25/2039	5,651,927	837,394
"ZB", Series 2005-37, 6.0%, 5/25/2035	1,418,023	1,614,709
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	3,781,716	399,905
"HI", Series 2010-2, Interest Only, 6.5%, 2/25/2040	1,000,000	478,076
"PI", Series 2006-20, Interest Only, 6.528%*, 11/25/2030	3,932,906	657,461
"SA", Series 2005-17, Interest Only, 6.548%*, 3/25/2035	1,640,473	316,173
"SI", Series 2007-23, Interest Only, 6.618%*, 3/25/2037	1,906,513	256,761
"SJ", Series 2007-36, Interest Only, 6.618%*, 4/25/2037	1,487,698	236,555
"KI", Series 2005-65, Interest Only, 6.848%*, 8/25/2035	834,282	158,679
Government National Mortgage Association:
"PO", Series 2007-18, Principal Only, Zero Coupon, 5/20/2035	574,315	433,306
"HX", Series 2012-91, 3.0%, 9/20/2040	4,915,714	5,136,819
"ZD", Series 2013-37, 3.0%, 3/20/2043	702,057	705,600
"BZ", Series 2013-79, 3.0%, 5/20/2043	4,173,443	3,637,796
"LZ", Series 2013-180, 3.0%, 11/16/2043	9,034,525	8,038,105
"DI", Series 2014-102, Interest Only, 3.5%, 7/16/2029	9,810,317	1,154,511
"ZJ", Series 2013-106, 3.5%, 7/20/2043	2,397,236	2,354,314
"ZK", Series 2014-119, 3.5%, 8/16/2044	3,131,644	2,987,704
"EP", Series 2013-147, 3.625%, 12/20/2039	5,669,000	5,944,865
"ZM", Series 2013-170, 4.0%, 11/20/2043	2,901,800	2,931,676
"Z", Series 2014-4, 4.0%, 1/20/2044	5,667,217	5,924,182
"LZ", Series 2014-44, 4.0%, 3/16/2044	3,383,876	3,512,372
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	1,962,489	134,752
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	1,243,259	103,698
"BL", Series 2011-46, 4.5%, 10/20/2037	5,000,000	5,406,907
"CI", Series 2011-111, Interest Only, 4.5%, 11/20/2037	1,572,802	113,341
"IN", Series 2011-18, Interest Only, 4.5%, 5/20/2039	2,564,158	291,568
"ZV", Series 2011-73, 4.5%, 5/20/2041	9,326,912	10,201,253
"ZB", Series 2004-31, 5.0%, 4/20/2034	7,839,543	8,604,393
"ZA", Series 2006-47, 5.0%, 8/16/2036	8,007,612	8,896,819
"IJ", Series 2010-41, Interest Only, 5.0%, 9/20/2038	1,521,195	177,045
"Z", Series 2009-112, 5.0%, 11/20/2039	8,946,235	9,949,763
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	979,354	94,893
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	848,746	67,656
"MI", Series 2004-38, Interest Only, 5.5%, 11/20/2033	1,231,417	129,963
"PI", Series 2005-73, Interest Only, 5.5%, 12/20/2034	1,057,992	96,825
"YI", Series 2010-147, Interest Only, 5.5%, 7/16/2039	612,649	57,833
"SH", Series 2010-14, Interest Only, 5.848%*, 2/16/2040	7,964,682	1,332,452
"BS", Series 2011-93, Interest Only, 5.948%*, 7/16/2041	15,765,735	2,706,590
"BZ", Series 2004-46, 6.0%, 6/20/2034	1,111,548	1,249,197
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	409,152	107,622
"SA", Series 2012-84, Interest Only, 6.143%*, 12/20/2038	9,246,008	1,359,629
"AV", Series 2010-14, Interest Only, 6.148%*, 2/16/2040	4,171,976	737,010
"AI", Series 2007-38, Interest Only, 6.308%*, 6/16/2037	1,318,131	204,947
"QA", Series 2007-57, Interest Only, 6.343%*, 10/20/2037	1,644,584	257,208
"SL", Series 2009-100, Interest Only, 6.348%*, 5/16/2039	2,025,992	218,030
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	932,547	180,849
"SL", Series 2007-26, Interest Only, 6.648%*, 5/16/2037	3,583,648	645,029
"S", Series 1999-17, Interest Only, 8.048%*, 5/16/2029	368,125	62,409
"S", Series 2000-14, Interest Only, 8.198%*, 2/16/2030	1,578,000	289,878
"SB", Series 2014-81, 15.79%**, 6/20/2044	1,371,699	1,498,891
Total Collateralized Mortgage Obligations (Cost $263,949,517)		280,851,086

Government & Agency Obligations 10.0%
U.S. Government Sponsored Agencies 1.7%
Federal National Mortgage Association, 3.0%, 11/15/2027	17,500,000	16,666,688
Tennessee Valley Authority Principal Strip, Zero Coupon, 1/15/2038	10,110,000	4,092,801
		20,759,489
U.S. Treasury Obligations 8.3%
U.S. Treasury Bill, 0.035%***, 2/12/2015 (b)	6,134,000	6,133,657
U.S. Treasury Bond, 3.375%, 5/15/2044	25,000,000	26,521,475
U.S. Treasury Notes:
1.0%, 8/31/2016 (c) (d)	42,000,000	42,420,000
1.0%, 9/30/2016	10,000,000	10,095,310
1.75%, 9/30/2019	17,000,000	17,112,897
		102,283,339
Total Government & Agency Obligations (Cost $122,630,345)		123,042,828

	Contract Amount	Value ($)

Call Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161	34,000,000	423,334
Pay Fixed Rate — 4.19% – Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	40,700,000	597,956
Pay Fixed Rate — 4.32% – Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	39,500,000	503,045
Total Call Options Purchased (Cost $5,194,428)		1,524,335

Put Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% – Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	40,700,000	524,163
Receive Fixed Rate — 2.32% – Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	39,500,000	617,823
Total Put Options Purchased (Cost $2,726,033)		1,141,986

	Shares	Value ($)

Cash Equivalents 3.5%
Central Cash Management Fund, 0.07% (e) (Cost $43,696,114)	43,696,114	43,696,114

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,447,237,046)†	120.1	1,482,768,413
Other Assets and Liabilities, Net	(20.1)	(248,608,862)
Net Assets	100.0	1,234,159,551

* These securities are shown at their current rate as of October 31, 2014.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2014.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,447,430,737. At October 31, 2014, net unrealized appreciation for all securities based on tax cost was $35,337,676. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $51,022,043 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,684,367.

(a) When-issued or delayed delivery securities included.

(b) At October 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) At October 31, 2014, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(d) At October 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	12/19/2014	300	37,907,813	397,880
3 Month Euro Euribor Interest Rate Futures	EUR	9/14/2015	16	5,008,089	1,725
3 Month Euro Swiss Franc (Euroswiss) Interest Rate Futures	CHF	9/14/2015	20	5,201,892	1,096
3 Month Euroyen Futures	JPY	9/14/2015	23	5,111,651	2,190
5 Year U.S. Treasury Note	USD	12/31/2014	1,144	136,627,563	1,206,771
90 Day Eurodollar	USD	9/14/2015	21	5,218,763	10,448
90 Day Sterling Futures	GBP	9/16/2015	26	5,148,596	14,289
ASX 90 Day Bank Accepted Bills	AUD	9/10/2015	24	20,981,858	1,036
Ultra Long U.S. Treasury Bond	USD	12/19/2014	75	11,760,938	179,157
Total unrealized appreciation					1,814,592

At October 31, 2014, open written option contracts were as follows:
Options on Mortgage-Backed Securities — TBAs
	Coupon Rate (%)	Contract Amount		Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (f)
Call Options 30-Year GNSF	3.0	20,000,000	4	11/13/2014	100.156	131,250	(357,774)
30-Year GNSF	3.5	20,000,000	5	11/13/2014	103.031	104,687	(285,852)
Total Call Options						235,937	(643,626)
Put Options 30-Year GNSF	3.0	20,000,000	4	11/13/2014	99.156	135,937	(456)
30-Year GNSF	3.5	20,000,000	5	11/13/2014	102.031	114,063	(140)
Total Put Options						250,000	(596)
Total						485,937	(644,222)

(f) Unrealized depreciation on written options on mortgage-backed securities — TBAs at October 31, 2014 was $158,285.

Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Dates	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (g)
Call Options Receive Fixed — 3.19% – Pay Floating — LIBOR	2/3/2017 2/3/2027	20,400,000	2	2/1/2017	1,468,800	(832,442)
Receive Fixed — 3.32% – Pay Floating — LIBOR	2/3/2017 2/3/2027	19,750,000	3	2/1/2017	1,428,519	(712,565)
Receive Fixed — 4.22% – Pay Floating — LIBOR	4/22/2016 4/22/2026	34,000,000	1	4/20/2016	1,212,100	(198,570)
Receive Fixed — 4.48% – Pay Floating — LIBOR	5/9/2016 5/11/2026	33,800,000	1	5/5/2016	379,405	(141,909)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	33,800,000	1	3/15/2016	244,205	(31,623)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	33,800,000	3	3/15/2016	398,840	(31,623)
Total Call Options					5,131,869	(1,948,732)
Put Options Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	33,800,000	1	3/15/2016	244,205	(17,360)
Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	33,800,000	3	3/15/2016	86,190	(17,360)
Pay Fixed — 2.48% – Receive Floating — LIBOR	5/9/2016 5/11/2026	33,800,000	1	5/5/2016	379,405	(575,526)
Pay Fixed — 2.64% – Receive Floating — LIBOR	8/10/2015 8/10/2045	30,400,000	1	8/6/2015	284,240	(452,760)
Pay Fixed — 2.796% – Receive Floating — LIBOR	6/5/2015 6/5/2045	30,400,000	3	6/3/2015	325,280	(527,397)
Pay Fixed — 2.88% – Receive Floating — LIBOR	9/30/2015 9/30/2045	26,100,000	6	9/28/2015	546,090	(795,755)
Pay Fixed — 3.005% – Receive Floating — LIBOR	3/6/2015 3/6/2045	30,400,000	1	3/4/2015	319,200	(707,955)
Pay Fixed — 3.035% – Receive Floating — LIBOR	2/15/2015 2/3/2045	30,400,000	3	1/30/2015	375,440	(692,839)
Pay Fixed — 3.088% – Receive Floating — LIBOR	1/28/2015 1/28/2045	33,800,000	4	1/26/2015	340,960	(891,228)
Pay Fixed — 3.19% – Receive Floating — LIBOR	2/3/2017 2/3/2027	20,400,000	2	2/1/2017	1,468,800	(929,942)
Pay Fixed — 3.32% – Receive Floating — LIBOR	2/3/2017 2/3/2027	19,750,000	3	2/1/2017	1,428,520	(1,024,022)
Total Put Options					5,798,330	(6,632,144)
Total					10,930,199	(8,580,876)

(g) Unrealized appreciation on written options on interest rate swap contracts at October 31, 2014 was $2,349,323.

At October 31, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
6/3/2014 6/3/2025	33,200,000	Fixed — 3.0%	Floating — LIBOR	(1,885,676)	(1,838,723)
10/24/2014 10/21/2044	26,100,000	Fixed — 3.093%	Floating — LIBOR	(257,321)	(257,321)
12/30/2014 12/30/2016	162,100,000	Fixed — 1.173%	Floating — LIBOR	(1,155,870)	(1,170,489)
12/30/2014 12/30/2024	11,000,000	Fixed — 3.524%	Floating — LIBOR	(981,992)	(980,943)
12/30/2014 12/30/2034	89,000,000	Fixed — 4.01%	Floating — LIBOR	(14,301,953)	(14,327,965)
5/11/2015 5/11/2045	33,800,000	Fixed — 3.56%	Floating — LIBOR	(2,903,319)	(2,884,381)
12/30/2014 12/30/2019	4,200,000	Floating — LIBOR	Fixed — 2.522%	137,726	141,102
12/30/2014 12/30/2044	25,500,000	Floating — LIBOR	Fixed — 4.081%	5,151,092	5,182,379
Total net unrealized depreciation					(16,136,341)

Bilateral Swap
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/3/2013 6/3/2025	33,200,000	1	Floating — LIBOR	Fixed — 3.0%	262,756	—	262,756

Counterparties:

1 Nomura International PLC

2 JPMorgan Chase Securities, Inc.

3 BNP Paribas

4 Barclays Bank PLC

5 Credit Suisse

6 Morgan Stanley

GNSF: Government National Single Family

Currency Abbreviations
AUD Australian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, interest rate swap contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Mortgage-Backed Securities Pass-Throughs	$—	$1,032,512,064	$—	$1,032,512,064
Collateralized Mortgage Obligations	—	280,851,086	—	280,851,086
Government & Agency Obligations	—	123,042,828	—	123,042,828
Short-Term Investments	43,696,114	—	—	43,696,114
Derivatives (i)
Purchased Options	—	2,666,321	—	2,666,321
Futures Contracts	1,814,592	—	—	1,814,592
Interest Rate Swap Contracts	—	5,586,237	—	5,586,237
Total	$45,510,706	$1,444,658,536	$—	$1,490,169,242
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)
Written Options	$—	$(9,225,098)	$—	$(9,225,098)
Interest Rate Swap Contracts	—	(21,459,822)	—	(21,459,822)
Total	$—	$(30,684,920)	$—	$(30,684,920)

There have been no transfers between fair value measurement levels during the year ended October 31, 2014.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include options purchased, at value; unrealized appreciation (depreciation) on futures contracts and interest rate swap contracts; and options written, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,403,540,932)	$1,439,072,299
Investment in Central Cash Management Fund (cost $43,696,114)	43,696,114
Total investments in securities, at value (cost $1,447,237,046)	1,482,768,413
Cash	20,000
Foreign currency, at value (cost $1,351)	1,536
Cash held as collateral for when-issued securities	580,000
Receivable for investments sold — when-issued securities	37,075,301
Receivable for Fund shares sold	2,299,328
Interest receivable	5,347,388
Receivable for variation margin on centrally cleared swaps	1,108,887
Unrealized appreciation on bilateral swap contracts	262,756
Other assets	25,906
Total assets	1,529,489,515
Liabilities
Payable for investments purchased	24,525,500
Payable for investments purchased — when-issued securities	257,758,147
Payable upon return of collateral for when-issued securities	580,000
Payable for variation margin on futures contracts	311,922
Payable for Fund shares redeemed	1,553,320
Options written, at value (premiums received $11,416,136)	9,225,098
Accrued management fee	345,405
Accrued Trustees' fees	13,427
Other accrued expenses and payables	1,017,145
Total liabilities	295,329,964
Net assets, at value	$1,234,159,551

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2014 (continued)
Net Assets Consist of
Undistributed net investment income	1,481,000
Net unrealized appreciation (depreciation) on: Investments	35,531,367
Swap contracts	(15,873,585)
Futures	1,814,592
Foreign currency	184
Written options	2,191,038
Accumulated net realized gain (loss)	(70,675,989)
Paid-in capital	1,279,690,944
Net assets, at value	$1,234,159,551
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,106,867,939 ÷ 133,191,992 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.31
Maximum offering price per share (100 ÷ 97.25 of $8.31)	$8.54
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,124,039 ÷ 135,252 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.31
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($41,915,333 ÷ 5,035,826 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.32
Class S Net Asset Value, offering and redemption price per share ($79,594,306 ÷ 9,576,853 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.31
Institutional Class Net Asset Value, offering and redemption price per share ($4,657,934 ÷ 561,907 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.29

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2014
Investment Income
Income: Interest	$43,085,649
Income distributions — Central Cash Management Fund	36,463
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	56,576
Total income	43,178,688
Expenses: Management fee	4,281,277
Administration fee	1,300,412
Services to shareholders	1,518,849
Distribution and service fees	3,088,423
Custodian fee	73,905
Professional fees	133,120
Reports to shareholders	102,828
Registration fees	76,766
Trustees' fees and expenses	51,614
Other	119,933
Total expenses before expense reductions	10,747,127
Expense reductions	(14,703)
Total expenses after expense reductions	10,732,424
Net investment income	32,446,264
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	15,586,952
Swap contracts	(3,032,244)
Futures	(3,682,779)
Written options	2,228,156
Foreign currency	(446)
11,099,639
Change in net unrealized appreciation (depreciation) on: Investments	21,099,987
Swap contracts	(7,063,074)
Futures	692,577
Written options	1,670
Foreign currency	(120)
14,731,040
Net gain (loss)	25,830,679
Net increase (decrease) in net assets resulting from operations	$58,276,943

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$32,446,264	$32,092,421
Net realized gain (loss)	11,099,639	(27,145,017)
Change in net unrealized appreciation (depreciation)	14,731,040	(65,509,349)
Net increase (decrease) in net assets resulting from operations	58,276,943	(60,561,945)
Distributions to shareholders from: Net investment income: Class A	(39,012,394)	(57,119,846)
Class B	(39,136)	(100,921)
Class C	(1,193,257)	(2,740,794)
Class S	(2,725,723)	(3,870,918)
Institutional Class	(143,666)	(227,874)
Total distributions	(43,114,176)	(64,060,353)
Fund share transactions: Proceeds from shares sold	64,072,539	89,177,575
Reinvestment of distributions	36,967,735	53,329,327
Payments for shares redeemed	(275,807,752)	(437,093,386)
Net increase (decrease) in net assets from Fund share transactions	(174,767,478)	(294,586,484)
Increase (decrease) in net assets	(159,604,711)	(419,208,782)
Net assets at beginning of period	1,393,764,262	1,812,973,044
Net assets at end of period (including undistributed net investment income of $1,481,000 and $270,428, respectively)	$1,234,159,551	$1,393,764,262

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$8.21	$8.85	$8.93	$8.91	$8.79
Income from investment operations: Net investment incomea	.21	.17	.23	.29	.30
Net realized and unrealized gain (loss)	.17	(.47)	.10	.11	.27
Total from investment operations	.38	(.30)	.33	.40	.57
Less distributions from: Net investment income	(.28)	(.34)	(.41)	(.38)	(.37)
Net realized gains	—	—	—	—	(.08)
Total distributions	(.28)	(.34)	(.41)	(.38)	(.45)
Net asset value, end of period	$8.31	$8.21	$8.85	$8.93	$8.91
Total Return (%)b	4.66	(3.46)	3.81	4.62	6.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,107	1,252	1,599	1,673	1,801
Ratio of expenses (%)	.81	.81	.79	.79	.80
Ratio of net investment income (%)	2.51	2.01	2.57	3.30	3.33
Portfolio turnover rate (%)	325	372	538	214	186
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges.

	Years Ended October 31,
Class B	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$8.21	$8.85	$8.93	$8.91	$8.79
Income from investment operations: Net investment incomea	.14	.09	.15	.22	.22
Net realized and unrealized gain (loss)	.16	(.47)	.11	.10	.27
Total from investment operations	.30	(.38)	.26	.32	.49
Less distributions from: Net investment income	(.20)	(.26)	(.34)	(.30)	(.29)
Net realized gains	—	—	—	—	(.08)
Total distributions	(.20)	(.26)	(.34)	(.30)	(.37)
Net asset value, end of period	$8.31	$8.21	$8.85	$8.93	$8.91
Total Return (%)b,c	3.73	(4.24)	2.79	3.67	5.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	4	6	9
Ratio of expenses before expense reductions (%)	1.82	1.76	1.71	1.66	1.72
Ratio of expenses after expense reductions (%)	1.64	1.74	1.69	1.63	1.70
Ratio of net investment income (%)	1.66	1.03	1.68	2.46	2.43
Portfolio turnover rate (%)	325	372	538	214	186
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class C	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$8.22	$8.86	$8.95	$8.93	$8.81
Income from investment operations: Net investment incomea	.14	.10	.16	.22	.23
Net realized and unrealized gain (loss)	.17	(.47)	.10	.11	.27
Total from investment operations	.31	(.37)	.26	.33	.50
Less distributions from: Net investment income	(.21)	(.27)	(.35)	(.31)	(.30)
Net realized gains	—	—	—	—	(.08)
Total distributions	(.21)	(.27)	(.35)	(.31)	(.38)
Net asset value, end of period	$8.32	$8.22	$8.86	$8.95	$8.93
Total Return (%)b	3.73	(4.07)	2.90	3.82	5.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	57	100	80	82
Ratio of expenses (%)	1.59	1.57	1.55	1.56	1.56
Ratio of net investment income (%)	1.72	1.21	1.78	2.53	2.57
Portfolio turnover rate (%)	325	372	538	214	186
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges.

	Years Ended October 31,
Class S	2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$8.21		$8.85		$8.93	$8.91	$8.80
Income from investment operations: Net investment incomea	.22		.18		.24	.31	.31
Net realized and unrealized gain (loss)	.17		(.47)		.11	.11	.27
Total from investment operations	.39		(.29)		.35	.42	.58
Less distributions from: Net investment income	(.29)		(.35)		(.43)	(.40)	(.39)
Net realized gains	—		—		—	—	(.08)
Total distributions	(.29)		(.35)		(.43)	(.40)	(.47)
Net asset value, end of period	$8.31		$8.21		$8.85	$8.93	$8.91
Total Return (%)	4.82	b	(3.33	)b	3.96	4.67	6.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80		79		99	107	93
Ratio of expenses before expense reductions (%)	.66		.68		.65	.63	.62
Ratio of expenses after expense reductions (%)	.64		.67		.65	.63	.62
Ratio of net investment income (%)	2.68		2.15		2.73	3.46	3.51
Portfolio turnover rate (%)	325		372		538	214	186
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Institutional Class	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$8.18	$8.82	$8.91	$8.90	$8.79
Income from investment operations: Net investment incomea	.22	.18	.24	.32	.32
Net realized and unrealized gain (loss)	.18	(.47)	.11	.10	.26
Total from investment operations	.40	(.29)	.35	.42	.58
Less distributions from: Net investment income	(.29)	(.35)	(.44)	(.41)	(.39)
Net realized gains	—	—	—	—	(.08)
Total distributions	(.29)	(.35)	(.44)	(.41)	(.47)
Net asset value, end of period	$8.29	$8.18	$8.82	$8.91	$8.90
Total Return (%)	4.87	(3.18)	3.96	4.79	6.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4	11	2	2
Ratio of expenses (%)	.59	.61	.59	.52	.51
Ratio of net investment income (%)	2.72	2.12	2.72	3.57	3.62
Portfolio turnover rate (%)	325	372	538	214	186
a Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Strategic Government Securities Fund (formerly DWS Strategic Government Securities Fund) (the "Fund") is a diversified series of Deutsche Income Trust (formerly DWS Income Trust) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities, derivatives and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at October 31, 2014.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $68,671,000, including $18,707,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2015 ($4,867,000) and October 31, 2017 ($13,840,000), the respective expiration dates, whichever occurs first; and approximately $49,964,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($22,553,000) and long-term losses ($27,411,000).

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, swap contracts, expired capital loss carryforwards, paydown losses on mortgage-backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$1,460,087
Capital loss carryforwards	$(68,671,000)
Unrealized appreciation (depreciation) on investments	$35,337,676

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2014	2013
Distributions from ordinary income*	$43,114,176	$64,060,353

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $358,800,000 to $716,200,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2014, the Fund entered into options on GNMA TBAs ("To Be Announced") to enhance potential gains; and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of October 31, 2014 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in written option contracts had a total value generally indicative of a range from approximately $6,049,000 to $9,225,000, and purchased option contracts had a total value generally indicative of a range from approximately $2,666,000 to $6,030,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2014, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and to seek to enhance returns by employing a rules-based methodology that attempts to identify interest rate trends.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $63,821,000 to $232,967,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $31,152,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$2,666,321	$5,586,237	$1,814,592	$10,067,150
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on bilateral swap contracts
(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Written Options	Swap Contracts	Total
Interest Rate Contracts (a) (b)	$(9,225,098)	$(21,459,822)	$(30,684,920)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value
(b) Includes cumulative depreciation of centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$2,228,156	$(3,032,244)	$(3,682,779)	$(4,486,867)
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Net realized gain (loss) from written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(3,363,650)	$1,670	$(7,063,074)	$692,577	$(9,732,477)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

As of October 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received	Net Amount of Derivative Assets
BNP Paribas	$1,120,868	$(1,120,868)	$—	$—	$—
JPMorgan Chase Securities, Inc.	1,122,119	(1,122,119)	—	—	—
Nomura International PLC	686,090	(686,090)	—	—	—
	$2,929,077	$(2,929,077)	$—	$—	$—
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,249,458	$—	$—	$(1,249,458)	$—
BNP Paribas	3,005,806	(1,120,868)	—	(1,884,938)	—
Credit Suisse	285,992	—	—	(285,992)	—
JPMorgan Chase Securities, Inc.	1,762,384	(1,122,119)	—	(610,646)	29,619
Morgan Stanley	795,755	—	—	(795,755)	—
Nomura International PLC	2,125,703	(686,090)	—	(1,439,613)	—
	$9,225,098	$(2,929,077)	$—	$(6,266,402)	$29,619

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $4,712,255,213 and $5,041,762,613, respectively. Purchases and sales of U.S. Treasury obligations aggregated $381,498,423 and $335,691,950, respectively.

For the year ended October 31, 2014, transactions for written options on securities and interest rate swap contracts were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	463,000,000	$10,366,419
Options written	829,100,000	7,063,301
Options closed	(439,700,000)	(4,123,684)
Options expired	(273,800,000)	(1,889,900)
Outstanding, end of period	578,600,000	$11,416,136

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.35%
Next $750 million of such net assets	.33%
Next $1.5 billion of such net assets	.31%
Next $2.5 billion of such net assets	.30%
Next $2.5 billion of such net assets	.28%
Next $2.5 billion of such net assets	.26%
Next $2.5 billion of such net assets	.24%
Over $12.5 billion of such net assets	.22%

Accordingly, for the year ended October 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/ reimbursements) of 0.33% of the Fund's average daily net assets.

For the period from November 1, 2013 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.89%
Class B	1.64%
Class C	1.64%
Class S	.64%
Institutional Class	.64%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.87%
Class B	1.62%
Class C	1.62%
Class S	.66%
Institutional Class	.62%

For the year ended October 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class B	$2,985
Class S	11,718
$14,703

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2014, the Administration Fee was $1,300,412, of which $105,468 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholders servicing fee it receives from the Fund. For the year ended October 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2014
Class A	$696,596	$168,778
Class B	4,998	1,143
Class C	17,321	4,378
Class S	35,001	7,969
Institutional Class	513	135
	$754,429	$182,403

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DeAWM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2014
Class B	$12,078	$740
Class C	348,115	26,630
	$360,193	$27,370

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2014	Annual Rate
Class A	$2,608,361	$429,485	.22%
Class B	3,863	514	.24%
Class C	116,006	17,361	.25%
	$2,728,230	$447,360

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2014 aggregated $18,298.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2014, the CDSC for Class B and C shares aggregated $1,816 and $2,835, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2014, DDI received $1,488 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $20,177, of which $8,974 is unpaid.

Trustees' Fees and Expenses. The Funds paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $6,254.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2014.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:
	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,122,442	$34,118,982	5,419,812	$46,859,085
Class B	101	823	4,120	35,737
Class C	486,636	4,036,256	1,898,262	16,540,688
Class S	2,604,451	21,407,924	2,654,459	22,836,037
Institutional Class	546,263	4,508,554	341,722	2,906,028
		$64,072,539		$89,177,575
Shares issued in reinvestment of dividends
Class A	4,057,960	$33,366,574	5,607,796	$47,678,093
Class B	4,462	36,650	10,724	91,559
Class C	123,862	1,019,905	248,053	2,117,238
Class S	291,973	2,402,255	379,382	3,222,985
Institutional Class	17,343	142,351	25,766	219,452
		$36,967,735		$53,329,327
Shares redeemed
Class A	(27,475,431)	$(226,144,106)	(39,268,767)	$(332,102,576)
Class B	(146,285)	(1,202,875)	(219,982)	(1,862,415)
Class C	(2,482,243)	(20,424,944)	(6,519,763)	(55,008,033)
Class S	(2,972,257)	(24,402,297)	(4,560,746)	(38,250,497)
Institutional Class	(441,192)	(3,633,530)	(1,150,898)	(9,869,865)
		$(275,807,752)		$(437,093,386)
Net increase (decrease)
Class A	(19,295,029)	$(158,658,550)	(28,241,159)	$(237,565,398)
Class B	(141,722)	(1,165,402)	(205,138)	(1,735,119)
Class C	(1,871,745)	(15,368,783)	(4,373,448)	(36,350,107)
Class S	(75,833)	(592,118)	(1,526,905)	(12,191,475)
Institutional Class	122,414	1,017,375	(783,410)	(6,744,385)
		$(174,767,478)		$(294,586,484)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and the Shareholders of Deutsche Strategic Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of Deutsche Strategic Government Securities Fund (formerly DWS Strategic Government Securities Fund) (a series of Deutsche Income Trust (formerly DWS Income Trust)) (the "Fund"), including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Strategic Government Securities Fund at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 22, 2014

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and S shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2014 to October 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,025.20	$1,020.80	$1,019.90	$1,026.10	$1,026.30
Expenses Paid per $1,000*	$4.08	$8.35	$8.04	$3.27	$2.96
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,021.17	$1,016.94	$1,017.24	$1,021.98	$1,022.28
Expenses Paid per $1,000*	$4.08	$8.34	$8.03	$3.26	$2.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Strategic Government Securities Fund	.80%	1.64%	1.58%	.64%	.58%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 2% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Strategic Government Securities Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 4th quartile, 4th quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSMX	KUSIX
CUSIP Number	25155T 569	25155T 551	25155T 544	25155T 536	25155T 528
Fund Number	018	218	318	098	1418

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DSGSF-2
IR-024969-4 12/14

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE STRATEGIC GOVERNMENT SECURITIES FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$97,307	$0	$9,170	$0
2013	$97,307	$0	$9,170	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$291,072	$7,017,733
2013	$0	$362,466	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.  All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$9,170	$7,308,805	$411,123	$7,729,098
2013	$9,170	$362,466	$557,067	$928,703

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2013 and 2014 financial statements, the Fund entered into an engagement letter with EY.  The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Strategic Government Securities Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2014